UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Ulta Beauty, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86486-P48369 *Please check the meeting materials for any special requirements for meeting attendance. ULTA BEAUTY, INC. 1000 REMINGTON BLVD. SUITE 120 BOLINGBROOK, IL 60440 You invested in ULTA BEAUTY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Get informed before you vote View the Company’s Proxy Statement and Annual Report to Stockholders for the year ended January 31, 2026 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 9, 2026 10:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/ULTA2026 ULTA BEAUTY, INC. 2026 Annual Meeting Vote by June 8, 2026 10:59 PM CDT

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86487-P48369 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Martin Brok For 1b. Kelly E. Garcia For 1c. Catherine A. Halligan For 1d. Stephenie Landry For 1e. Patricia A. Little For 1f. George R. Mrkonic For 1g. Lorna E. Nagler For 1h. Gisel Ruiz For 1i. Michael C. Smith For 1j. Kecia L. Steelman For 2. To approve an amendment to our Certificate of Incorporation, as amended, to limit officer liability as permitted by Delaware law. For 3. To approve an amendment to our Certificate of Incorporation, as amended, to add specified forum selection provisions. For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year 2026, ending January 30, 2027. For 5. Advisory resolution to approve the Company’s executive compensation. For 6. To approve the Ulta Beauty, Inc. 2026 Incentive Award Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.